UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Preliminary Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SAKS INCORPORATED
(Name of Registrant as Specified in Its Charter)

P. Schoenfeld Asset Management LP
P. Schoenfeld Asset Management GP LLC
Peter Schoenfeld
PSAM Texas Master Fund Ltd.
PSAM Texas Fund Limited
PSAM Texas Fund L.P.
Synapse IV LLC
PSAM WorldArb Master Fund Ltd.
PSAM WorldArb Fund Limited
PSAM WorldArb Partners L.P.
WSCI Limited Partnership
Synapse I LLC
Spartan Partners L.P.
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2009 Annual Meeting of the Shareholders of Saks Inc.

Proxy Statement of
P. Schoenfeld Asset Management LP
P. Schoenfeld Asset Management GP LLC
Peter Schoenfeld
PSAM Texas Master Fund Ltd.
PSAM Texas Fund Limited
PSAM Texas Fund L.P.
Synapse IV LLC
PSAM WorldArb Master Fund Ltd.
PSAM WorldArb Fund Limited
PSAM WorldArb Partners L.P.
WSCI Limited Partnership
Synapse I LLC
Spartan Partners L.P.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Dear Fellow Saks Shareholder,

          This proxy statement and the enclosed GOLD proxy card are being furnished to shareholders of Saks Inc. (“Saks”) in connection with the solicitation of proxies by P. Schoenfeld Asset Management LP (“PSAM”) and other Participants (as defined below) in this solicitation to be used at the 2009 annual meeting of shareholders of Saks, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “Annual Meeting”). Saks has announced that the Annual Meeting will be held at the 11:30 a.m. Eastern Time, on Wednesday, June 3, 2009, at the Willard Intercontinental located at 1401 Pennsylvania Avenue, NW, Washington, D.C. 20004-1010. This Proxy Statement and the GOLD proxy card are first being furnished to Saks shareholders on or about April , 2009.

          PSAM and the entities listed under the heading each of which is considered a participant in this solicitation (collectively, the “Participants”) are beneficial owners of an aggregate of 2,137,365 shares of common stock of Saks, representing approximately 1.5% of outstanding Saks common shares.

          PSAM is seeking your support at the Annual Meeting for the following:

1.	To withhold votes for the re-election of C. Warren Neel to the Board

2.

To approve a proposal from PSAM that requests that Board take the steps necessary to declassify the board of directors and establish the annual election of all directors (the “Declassification Proposal”)

3.

To approve a proposal from the New England Carpenters Pension Fund that requests that the Board initiate the appropriate process to amend the certificate of incorporation to require directors to be elected by a majority of votes cast in the election of directors (the “Majority Voting Proposal”)

           According to Saks’ Proxy Statement, Saks also is soliciting votes regarding the following proposals that will be presented at the Annual Meeting for consideration by shareholders. With the exception of the shareholder proposal to allow cumulative voting in the election of directors, PSAM does not object to these proposals, which appear as Proposals No. 4, 5 and 6 on the enclosed GOLD proxy card.

4.	A shareholder proposal to allow cumulative voting in the election of directors (the “Cumulative Voting Proposal”)

5.	A proposal to adopt the Saks Incorporated 2009 Long-Term Incentive Plan

6.	A proposal to ratify the selection of PricewaterhouseCoopers LLP as Saks’ independent auditors for the fiscal year ending January 30, 2010

          Please note that the above-mentioned proposals are set forth in our proxy statement in a different order than they are presented in Saks’ proxy statement.

          WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY SAKS. EVEN IF YOU DO SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY CARD BY USING THE ENCLOSED GOLD PROXY CARD TO VOTE BY TELEPHONE OR THE INTERNET OR BY SIGNING, DATING AND RETURNING

THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST-DATED VOTE COUNTS!

          SHAREHOLDERS AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR COMMON SHARES WERE SOLD AFTER THE RECORD DATE.

Thank you for your support, /s/ Peter Schoenfeld Peter Schoenfeld

IMPORTANT NOTICE REGARDING THE SAKS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2009

The proxy materials are available at www.sec.gov.

PSAM SOLICITATION

          PSAM and the other Participants in this solicitation intend to vote all of the Shares that they are entitled to vote, including proxies solicited by these proxy materials, as follows:

(i)	WITHHOLD votes for the election of Mr. Neel to the board of directors and FOR the election of Saks’ nominees to the board of directors (the “Management Nominees”), except for Mr. Neel,

(ii)	FOR the Declassification Proposal,

(iii)	FOR the Majority Voting Proposal,

(iv)	AGAINST the Cumulative Voting Proposal,

(v)	FOR the approval of the Saks Incorporated Long-Term Incentive Plan, and

(vi)	FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

           PSAM has requested no-action relief from the staff of the SEC to enable PSAM to solicit proxies to withhold votes from Mr. Neel and vote for the other Management Nominees. If PSAM does not receive this no-action relief, PSAM intends to amend this proxy statement to eliminate any solicitation of votes for nominees to the Board.

HOW TO VOTE

          Saks has disclosed that the record date for determining shareholders entitled to notice of and to vote at the 2008 Annual Meeting is April 6, 2009 (the “Record Date”). Holders of Saks common shares, $0.10 per value per share (the “Shares”), at the close of business on the Record Date are entitled to vote at the 2009 Annual Meeting. According to Saks, as of the Record Date, there were 144,389,299 Shares outstanding and entitled to vote at the Annual Meeting.

          Your vote is important, no matter how many Shares you own. PSAM urges you to sign, date and return the enclosed GOLD proxy card today.

  If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to PSAM, c/o MacKenzie Partners, in the enclosed envelope today.

  If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.

  Registered shareholders, and depending upon their broker or custodian, beneficial owners of Shares held in a brokerage account or bank, may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

  If your Shares are held through any Saks employee benefit plan, you will receive a separate voting instruction form to instruct the plan’s trustee (“the Trustee”) as to how to vote your Shares. Please follow the voting directions provided by the Trustee to properly submit your voting instructions.

          Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from Saks. Even if you return Saks’ proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to PSAM. Please make certain that the latest dated proxy card you return is the GOLD proxy card.

          If you have any questions or require any assistance with your vote, please contact MacKenzie Partners, which is assisting us, at its address and toll-free number listed below.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of PSAM’s proxy materials,
please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

THIS SOLICITATION IS BEING MADE BY PSAM AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF SAKS, THE NEW ENGLAND CARPENTERS PENSION FUND OR EVELYN Y. DAVIS. PSAM IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS THAT PSAM IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

           The following is a summary of the matters to be considered at the Annual Meeting. Please note that the order of proposals to be voted upon does not match the ordering in Saks’ proxy materials.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

           PSAM is soliciting shareholders to withhold their vote for the re-election of Mr. Neel to the Board, in order to send a strong message to the Board that shareholders are dissatisfied with the Board’s record on corporate governance. In recent years, many large corporations have eliminated their classified boards or adopted some form of majority voting election standard for directors. For reasons described under Proposal 2 and Proposal 3, below, PSAM believes that the elimination of the classified board and institution of majority voting are in the best interests of shareholders, and PSAM believes that the Board should have made these changes or recommended these changes to shareholders on its own initiative by now. PSAM also believes that Mr. Neel, as a member of the Corporate Governance Committee and the director of an institute on corporate governance, should be one of the Board’s leaders on corporate governance, and that a large withhold vote against Mr. Neel would be an effective way for shareholders to express dissatisfaction with the Board’s record on corporate governance.

           PSAM has requested no-action relief from the staff of the SEC to enable PSAM to solicit proxies to withhold votes from Mr. Neel and vote for the other Management Nominees. If PSAM does not receive this no-action relief, PSAM intends to amend this proxy statement to eliminate any solicitation of votes for nominees to the Board.

PROPOSAL NO. 2

SHAREHOLDER PROPOSAL THAT THE BOARD TAKE THE STEPS NECESSARY TO DECLASSIFY
THE BOARD OF DIRECTORS AND ESTABLISH THE ANNUAL ELECTION OF ALL DIRECTORS.

           PSAM believes that Saks should eliminate its classified board of directors. A fundamental tenet of corporate governance is that shareholders should be able to hold directors accountable for their performance and the performance of the executives they appoint. PSAM believes that Saks’ classified board prevents shareholders from exercising this right with respect to two-thirds of Saks’ directors in any year. PSAM believes that corporate governance best practices now include the annual election of directors and that there is a beneficial trend among large corporations, including major retailers, to eliminate the classified board.

PROPOSAL NO. 3

SHAREHOLDER PROPOSAL THAT THE BOARD TAKE THE STEPS NECESSARY TO AMEND THE
CERTIFICATE OF INCORPORATION TO REQUIRE DIRECTORS TO BE ELECTED BY A
MAJORITY OF VOTES CAST IN THE ELECTION OF DIRECTORS

           PSAM supports the Majority Voting Proposal submitted by the New England Carpenters Pension Fund. This proposal requests that the Board initiate the appropriate process to amend Saks’ certificate of incorporation to provide that directors nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of the shareholders, with a plurality vote standard retained for contested elections. PSAM believes that Saks should adopt a majority voting standard in uncontested elections of directors. Saks’ current plurality election policy allows a director to retain his or her seat on the Board even if he or she was elected with as few as one affirmative vote and a substantial majority of votes cast were “withheld” from the nominee.

           Forms of majority voting and mandatory resignation policies have been adopted by many companies in recent years. PSAM believes that majority voting and mandatory resignation policies have become basic good governance practices and is disappointed that the Board has not already adopted a majority voting policy requiring directors to be elected by a majority of votes cast in the election of directors.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

           According to Saks’ Proxy Statement, Saks shareholders also will be asked to vote on the Cumulative Voting Proposal, the adoption of the Saks Incorporated 2009 Long-Term Incentive Plan, and the ratification of the selection of PricewaterhouseCoopers LLP as Saks’ independent registered public accounting firm. Please refer to Saks’ Proxy Statement for a more detailed discussion of these proposals. These proposals are outlined in summary form below.

PROPOSAL NO. 4

SHAREHOLDER PROPOSAL THAT THE BOARD TAKE THE NECESSARY STEPS TO PROVIDE FOR
CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

           At the 2009 Annual Meeting, shareholders will be asked on vote on a shareholder proposal regarding cumulative voting in the election of directors. This proposal requests the Board to take the necessary steps to provide for cumulative voting in the election of directors. Saks’ Board recommended a vote against this proposal. PSAM does not object to the Board’s position opposing this proposal and intends to vote against it.

PROPOSAL NO. 5

ADOPTION OF THE SAKS INCORPORATED 2009 LONG-TERM INCENTIVE PLAN

          As discussed in further detail in Saks’ proxy statement, the Board is seeking approval of the adoption of the Saks Incorporated 2009 Long-Term Incentive Plan.

We do not object to adoption of the Saks Incorporated 2009 Long-Term Incentive Plan.

PROPOSAL NO. 6

PROPOSAL TO RATIFY THE SELECTION OF
INDEPENDENT AUDITORS

          As discussed in further detail in Saks’ proxy statement, the Audit Committee of the Board has engaged PricewaterhouseCoopers LLP as Saks’ independent auditor for 2009. The Audit Committee has submitted this proposal to shareholders for ratification as a corporate governance practice.

          We do not object to the ratification of the appointment of PricewaterhouseCoopers LLP as Saks’independent auditors for 2009.

VOTING AND PROXY PROCEDURES

          Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote. Shareholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date. Based on publicly available information, PSAM believes that the only outstanding class of securities of Saks entitled to vote at the Annual Meeting is the Shares.

          Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR all the Management nominees except C.

Warren Neel, FOR the Declassification Proposal, FOR the Majority Voting Proposal, AGAINST the Cumulative Voting Proposal, FOR adoption of the Incentive Plan and FOR ratification of the appointment of PricewaterhouseCoopers LLP. This proxy will revoke any previously executed proxy with respect to all proposals.

          The PSAM proxy includes authority to vote for all Saks Nominees except Mr. Neel. The names, backgrounds and qualifications of Saks Nominees, and other information about them, can be found in Saks’ proxy statement. We can provide no assurance that any of Saks’ nominees will serve as directors if elected.

           PSAM has requested no-action relief from the Staff to enable PSAM to solicit proxies to withhold votes from Mr. Neel and vote for the other Management Nominees. If PSAM does not receive this no-action relief, PSAM intends to amend this proxy statement to eliminate any solicitation of votes for nominees to the Board.

QUORUM AND VOTING

          According to Saks’ proxy statement, in order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. The presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as present for purposes of determining whether a quorum is present at the meeting.

How Votes Are Counted

           Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes will have the effect described below.

Broker Non-Votes

           Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers or stockholder proposals. We understand that the New York Stock Exchange considers a proposal “contested” under these rules and interpretations any time that a shareholder receives soliciting material from a shareholder that includes a proxy card. Under this interpretation, we believe that the election of directors, the Declassification Proposal and the Majority Voting Proposal all would be considered contested matters, and as a result, brokers will not be able to cast votes on such matters.

Votes Needed to Approve the Matters to be Considered at the 2009 Annual Meeting

          Election of Directors Proposal

           Directors are elected by a plurality of the votes present at the Annual Meeting or by proxy and entitled to vote at the Annual Meeting. Votes cast for a nominee will be counted in favor of election. Abstentions will not count either in favor of, or against, election of a nominee. “Withhold” votes, which are being solicited by PSAM, are not counted in favor of or against the election of a nominee, however, are generally understood to be an effective way for shareholders to express dissatisfaction with the Board or an individual member of the Board.

          Declassification Proposal

          According to Saks’ proxy statement, the Declassification Proposal must receive more “For” votes than “Against” votes from Shares present and entitled to vote either in person or by proxy. Saks’ proxy statement also provides that abstentions and broker non-votes will be counted toward a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

          Majority Voting Proposal

          According to Saks’ proxy statement, the Majority Voting Proposal must receive more “For” votes than “Against” votes from Shares present and entitled to vote either in person or by proxy. Saks’ proxy statement also provides that abstentions and broker non-votes will be counted toward a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

          Cumulative Voting Proposal

          According to Saks’ proxy statement, the Cumulative Voting Proposal must receive more “For” votes than “Against” votes from Shares present and entitled to vote either in person or by proxy. Saks’ proxy statement also provides that abstentions and broker non-votes will be counted toward a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

          Adoption of the Incentive Plan Proposal

          According to Saks’ proxy statement, to be approved, the Incentive Plan must receive more “For” votes than “Against” votes from Shares present and entitled to vote in person or by proxy. Saks’ proxy statement also provides that abstentions and broker non-votes will be counted toward a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

          Ratification of the Appointment of Pricewaterhousecoopers LLP Proposal

          According to Saks’ proxy statement, to be approved, the ratification of the selection of PricewaterhouseCoopers LLP as Saks’ independent auditor must receive more “For” votes than “Against” votes from Shares present and entitled to vote either in person or by proxy. Saks’ proxy statement also provides that abstentions and broker non-votes will be counted toward a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

REVOCATION OF PROXIES

          Saks shareholders may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to PSAM in care of MacKenzie Partners at the address set forth on the back cover of this Proxy Statement or to Saks at 12 East 49th Street, New York, NY 10017, or any other address provided by Saks. Although a revocation is effective if delivered to Saks, PSAM requests that either the original or photostatic copies of all revocations be mailed to PSAM in care of MacKenzie Partners at the address set forth on the back cover of this Proxy Statement so that PSAM will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date and the number of outstanding Shares represented thereby. Additionally, MacKenzie Partners may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the approval of the Proposal.

IF YOU WISH TO VOTE FOR THE ELECTION OF SAKS’ NOMINEES TO THE BOARD EXCEPT FOR
C. WARREN NEEL, FOR THE DECLASSIFICATION PROPOSAL AND FOR THE MAJORITY
VOTING PROPOSAL, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD
PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

          The solicitation of proxies pursuant to this proxy statement is being made by PSAM. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

          PSAM has entered into an agreement with MacKenzie Partners for solicitation and advisory services in connection with this solicitation, for which MacKenzie Partners will receive a fee not to exceed $   , together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. MacKenzie Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. PSAM has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Private investment funds managed by PSAM have will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that MacKenzie Partners will employ approximately      persons to solicit Saks’ shareholders for the Annual Meeting.

          The entire expense of soliciting proxies is being borne by private investment funds managed by PSAM. Costs of this solicitation of proxies are currently estimated to be approximately $ . PSAM estimates that through the date hereof, expenses in connection with this solicitation are approximately $ .

ADDITIONAL PARTICIPANT INFORMATION

          Each of PSAM, P.Shoenfeld Asset Management GP LLC, Peter Schoenfeld, PSAM Texas Master Fund Ltd., PSAM Texas Fund Limited, PSAM Texas Fund L.P., Synapse IV LLC, PSAM WorldArb Master Fund Ltd., PSAM WorldArb Fund Limited, PSAM WorldArb Partners L.P., Synapse IV LLC, WSCI Limited Partnership, Synapse I LLC, Spartan Partners L.P., and Synapse I LLC is considered a participant in this solicitation. The principal business of PSAM, P.Schoenfeld Asset Management GP LLC, Peter Shoenfeld, Synapse IV LLC and Synapse I LLC is to advise and manage investments on behalf of institutional and individual high net worth investors, while the principal business of the other Participants is to serve as the vehicles for such investments. The principal offices of each of the non-Cayman Island Participants are located at 1350 Avenue of the Americas, 21st Floor, New York, New York 10019. The principal offices of the Cayman Islands Participants are located at c/o Citco Fund Services (Cayman Islands) Limited, Windward I, 2nd Floor, Regatta Office Park, West Bay Road, P.O. Box 31106 SMB Grand Cayman KY1-1205 - Cayman Islands.

          Security Ownership of the Participants in this Solicitation

          As of the date hereof, the Participants beneficially own 2,137,365 Shares in the aggregate as follows:

          P. Schoenfeld Asset Management GP LLC (“PSAM GP”) is the general partner of PSAM, which may be deemed to beneficially own 2,137,365 shares, of which 100 are owned directly by PSAM; 1,977,486 are attributable to PSAM Texas Master Fund Ltd., PSAM WorldArb Master Fund Ltd. and Spartan Partners L.P.; and 159,779 are attributable to managed accounts to which PSAM provides investment advice.

          Synapse IV LLC is the general partner of PSAM Texas Fund L.P. which, together with PSAM Texas Fund Limited, is deemed to beneficially own 120,511 shares owned by PSAM Texas Master Fund Ltd. Peter Schoenfeld is the managing member and majority owner of Synapse IV LLC and may be deemed to have voting and dispositive power over the shares beneficially owned by PSAM Texas Master Fund Ltd.

          Synapse I LLC is the general partner of WSCI Limited Partnership, and Synapse IV LLC is the general partner of PSAM WorldArb Partners L.P., which, together with PSAM WorldArb Fund Limited, are deemed to beneficially own 1,716,610 shares owned by PSAM WorldArb Master Fund Ltd. Peter Schoenfeld is the managing member and majority owner of Synapse IV LLC, as well as Synapse I LLC, and may be deemed to have voting and dispositive power over the shares beneficially owned by PSAM WorldArb Master Fund Ltd.

          Synapse I LLC also is the general partner of Spartan Partners L.P., which beneficially owns 140,365 shares. Peter Schoenfeld is the managing member and majority owner of Synapse I LLC and may be deemed to have voting and dispositive power over the shares beneficially owned by Spartan Partners L.P.

          Except to the extent expressly stated herein, Peter Schoenfeld and each of the entities listed above disclaim beneficial ownership of any shares beneficially owned by each other, in each case, except to the extent that they have a pecuniary interest in such shares.

          For information regarding purchases and sales of securities of Saks during the past two years by the Participants, see Schedule I.

          Other Participant Information

          Except as set forth in this Proxy Statement (including the Schedules hereto),

(i)	during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);

(ii)	no participant in this solicitation directly or indirectly beneficially owns any securities of Saks;

(iii)	no participant in this solicitation owns any securities of Saks which are owned of record but not beneficially;

(iv)	no participant in this solicitation has purchased or sold any securities of Saks during the past two years;

(v)

no part of the purchase price or market value of the securities of Saks owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities;

(vi)

no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Saks, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

(vii)	no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Saks;

(viii)	no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Saks;

(ix)

no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of Saks’ last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Saks or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000;

(x)

no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Saks or its affiliates, or with respect to any future transactions to which Saks or any of its affiliates will or may be a party; and

(xi)	no person, including the participants in this solicitation has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

          A presentation of all of the transactions in Saks Shares by the Participants during the past two years may be found in Schedule I to this proxy statement.

OTHER MATTERS AND ADDITIONAL INFORMATION

          Other than as discussed above, PSAM is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which PSAM is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE

          The information concerning Saks contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although PSAM has no knowledge that would indicate that statements relating to Saks contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete, we are not in a position to verify any such information or statements. Accordingly, PSAM does not take any responsibility for the accuracy or completeness of information contained in the publicly available documents of Saks on file with, or furnished to, the SEC or for any failure by Saks to disclose events that may have occurred and may affect the significance or accuracy of any such documents or other publicly available information.

          Certain additional information is required to be contained in Saks’ proxy statement for the 2009 Annual Meeting. This information and disclosure includes, among other things, certain biographical information on Saks’ directors; executive compensation; Saks’ procedures for nominating directors; the committees of the Board of Directors and other information concerning the Board of Directors; and the procedures for submitting shareholder proposals for inclusion in Saks’ proxy statement for the 2010 annual meeting of the shareholders of Saks and for consideration of shareholder proposals at the 2010 annual meeting of the shareholders of Saks. To the extent any such information is required to be disclosed in this Proxy Statement, PSAM will provide such information to shareholders or direct shareholders to where they may find such information. PSAM takes no responsibility for the accuracy or completeness of information contained in any proxy statement provided by Saks in connection with the 2009 Annual Meeting.

SCHEDULE I

TRANSACTIONS IN SECURITIES OF SAKS
DURING THE PAST TWO YEARS

          Except as otherwise specified, all purchases and sales were made in the open market.

Entity	Number of Common Shares	Date of
	Purchased / (Sold)	Purchase / Sale
Spartan Partners L.P.	(11,703)	4/27/2007
Spartan Partners L.P.	(3,185)	4/30/2007
Spartan Partners L.P.	(1,762)	5/1/2007
Spartan Partners L.P.	5,277	8/20/2007
Spartan Partners L.P.	1,600	8/21/2007
Spartan Partners L.P.	512	8/21/2007
Spartan Partners L.P.	2,111	8/22/2007
Spartan Partners L.P.	2,111	8/23/2007
Spartan Partners L.P.	2,111	8/29/2007
Spartan Partners L.P.	1056	8/30/2007
Spartan Partners L.P.	949	9/5/2007
Spartan Partners L.P.	2,257	9/6/2007
Spartan Partners L.P.	4,231	9/11/2007
Spartan Partners L.P.	529	9/12/2007
Spartan Partners L.P.	976	9/13/2007
Spartan Partners L.P.	1,058	9/17/2007
Spartan Partners L.P.	3,125	9/18/2007
Spartan Partners L.P.	2,115	9/19/2007
Spartan Partners L.P.	4,232	9/21/2007
Spartan Partners L.P.	1,587	9/24/2007
Spartan Partners L.P.	1,058	9/27/2007
Spartan Partners L.P.	529	9/28/2007
Spartan Partners L.P.	3,983	10/9/2007
Spartan Partners L.P.	1,202	10/12/2007
Spartan Partners L.P.	2,150	10/15/2007
Spartan Partners L.P.	(2,112)	10/16/2007
Spartan Partners L.P.	(629)	10/19/2007
Spartan Partners L.P.	6,336	10/22/2007
Spartan Partners L.P.	9,506	10/23/2007
Spartan Partners L.P.	7,394	10/24/2007
Spartan Partners L.P.	1,056	10/25/2007
Spartan Partners L.P.	3,422	10/31/2007
Spartan Partners L.P.	26	10/31/2007
Spartan Partners L.P.	(9,506)	11/1/2007
Spartan Partners L.P.	20,529	11/6/2007
Spartan Partners L.P.	2,092	11/8/2007
Spartan Partners L.P.	2,092	11/9/2007
Spartan Partners L.P.	4	11/14/2007
Spartan Partners L.P.	52	11/15/2007
Spartan Partners L.P.	(2,279)	11/15/2007
Spartan Partners L.P.	(5,229)	11/19/2007
Spartan Partners L.P.	10	11/19/2007
Spartan Partners L.P.	33	11/20/2007
Spartan Partners L.P.	(4,183)	11/20/2007
Spartan Partners L.P.	(210)	11/21/2007
Spartan Partners L.P.	89	11/27/2007
Spartan Partners L.P.	(2,948)	12/27/2007
Spartan Partners L.P.	(2,162)	12/28/2007

Spartan Partners L.P.	23	11/28/2007
Spartan Partners L.P.	107	11/30/2007
Spartan Partners L.P.	36	12/3/2007
Spartan Partners L.P.	129	12/4/2007
Spartan Partners L.P.	19	12/5/2007
Spartan Partners L.P.	(4,324)	1/3/2008
Spartan Partners L.P.	(1,082)	1/8/2008
Spartan Partners L.P.	(1,099)	1/9/2008
Spartan Partners L.P.	2,174	1/9/2008
Spartan Partners L.P.	10,551	1/15/2008
Spartan Partners L.P.	4,491	1/16/2008
Spartan Partners L.P.	4,392	1/17/2008
Spartan Partners L.P.	220	1/18/2008
Spartan Partners L.P.	(2,649)	1/18/2008
Spartan Partners L.P.	511	1/25/2008
Spartan Partners L.P.	(1,142)	1/28/2008
Spartan Partners L.P.	2,828	2/6/2008
Spartan Partners L.P.	829	2/7/2008
Spartan Partners L.P.	(2,576)	2/7/2008
Spartan Partners L.P.	406	2/12/2008
Spartan Partners L.P.	114	2/13/2008
Spartan Partners L.P.	(84)	2/13/2008
Spartan Partners L.P.	229	2/14/2008
Spartan Partners L.P.	(200)	2/14/2008
Spartan Partners L.P	318	2/15/2008
Spartan Partners L.P.	(330)	2/15/2008
Spartan Partners L.P.	3,287	3/13/2008
Spartan Partners L.P.	2,334	3/14/2008
Spartan Partners L.P.	2,400	3/20/2008
Spartan Partners L.P.	4,700	3/20/2008
Spartan Partners L.P.	2,329	3/20/2008
Spartan Partners L.P.	(19,897)	3/20/2008
Spartan Partners L.P.	15,738	4/4/2008
Spartan Partners L.P.	(138)	4/9/2008
Spartan Partners L.P.	(2,893)	4/28/2008
Spartan Partners L.P.	(2,884)	4/29/2008
Spartan Partners L.P.	160	5/6/2008
Spartan Partners L.P.	17,541	5/15/2008
Spartan Partners L.P.	(16,952)	5/15/2008
Spartan Partners L.P.	16,700	5/16/2008
Spartan Partners L.P.	(35,982)	5/16/2008
Spartan Partners L.P.	4,726	5/19/2008
Spartan Partners L.P.	316	5/27/2008
Spartan Partners L.P.	1,602	6/5/2008
Spartan Partners L.P.	43	6/6/2008
Spartan Partners L.P.	16,989	6/25/2008
Spartan Partners L.P.	8,251	6/30/2008
Spartan Partners L.P.	3,645	7/2/2008
Spartan Partners L.P.	10,864	7/10/2008
Spartan Partners L.P.	(114)	7/10/2008

Spartan Partners L.P.	(4,647)	7/28/2008
Spartan Partners L.P.	(5,388)	7/29/2008
Spartan Partners L.P.	503	8/7/2008
Spartan Partners L.P.	915	8/27/2008
Spartan Partners L.P.	(7,931)	9/11/2008
Spartan Partners L.P.	(5,386)	9/15/2008
Spartan Partners L.P.	(7,128)	9/16/2008
Spartan Partners L.P.	(7,127)	9/17/2008
Spartan Partners L.P.	(5,346)	9/18/2008
Spartan Partners L.P.	(17,819)	9/19/2008
Spartan Partners L.P.	(5,649)	9/22/2008
Spartan Partners L.P.	(3,544)	9/23/2008
Spartan Partners L.P.	(6,297)	9/24/2008
Spartan Partners L.P.	(7,100)	9/25/2008
Spartan Partners L.P.	(8,937)	9/26/2008
Spartan Partners L.P.	4,473	10/13/2008
Spartan Partners L.P.	2,034	10/14/2008
Spartan Partners L.P.	1,088	10/15/2008
Spartan Partners L.P.	6,125	10/16/2008
Spartan Partners L.P.	5,200	10/17/2008
Spartan Partners L.P.	2,119	10/20/2008
Spartan Partners L.P.	1,060	10/21/2008
Spartan Partners L.P.	(67)	10/30/2008
Spartan Partners L.P.	14,438	11/11/2008
Spartan Partners L.P.	4,599	11/12/2008
Spartan Partners L.P.	7,994	11/17/2008
Spartan Partners L.P.	8,874	11/24/2008
Spartan Partners L.P.	9428	12/5/2008
Spartan Partners L.P.	46,296	1/20/2009
Spartan Partners L.P.	13,350	1/21/2009
Spartan Partners L.P.	(14,071)	2/27/2009
PSAM Texas Master Fund Ltd.	33,114	11/10/2008
PSAM Texas Master Fund Ltd.	11,849	11/11/2008
PSAM Texas Master Fund Ltd.	3,236	11/12/2008
PSAM Texas Master Fund Ltd.	11,582	11/17/2008
PSAM Texas Master Fund Ltd.	6,936	11/24/2008
PSAM Texas Master Fund Ltd.	5,526	12/5/2008
PSAM Texas Master Fund Ltd.	1,842	12/5/2008
PSAM Texas Master Fund Ltd.	10,898	1/20/2009
PSAM Texas Master Fund Ltd.	7,814	1/21/2009
PSAM Texas Master Fund Ltd.	2,604	1/21/2009
PSAM WorldArb Master Fund Ltd.	(421,266)	4/27/2007
PSAM WorldArb Master Fund Ltd.	(118,752)	4/30/2007
PSAM WorldArb Master Fund Ltd.	(34,617)	5/1/2007
PSAM WorldArb Master Fund Ltd.	187,483	8/20/2007
PSAM WorldArb Master Fund Ltd.	74,990	8/21/2007
PSAM WorldArb Master Fund Ltd.	74,993	8/22/2007
PSAM WorldArb Master Fund Ltd.	74,992	8/23/2007
PSAM WorldArb Master Fund Ltd.	74,992	8/29/2007
PSAM WorldArb Master Fund Ltd.	37,495	8/30/2007

PSAM WorldArb Master Fund Ltd.	44,850	9/5/2007
PSAM WorldArb Master Fund Ltd.	81,747	9/6/2007
PSAM WorldArb Master Fund Ltd.	154,306	9/11/2007
PSAM WorldArb Master Fund Ltd.	19,161	9/12/2007
PSAM WorldArb Master Fund Ltd.	35,335	9/13/2007
PSAM WorldArb Master Fund Ltd.	38,327	9/17/2007
PSAM WorldArb Master Fund Ltd.	113,213	9/18/2007
PSAM WorldArb Master Fund Ltd.	76,654	9/19/2007
PSAM WorldArb Master Fund Ltd.	153,303	9/21/2007
PSAM WorldArb Master Fund Ltd.	57,488	9/24/2007
PSAM WorldArb Master Fund Ltd.	38,326	9/27/2007
PSAM WorldArb Master Fund Ltd.	19,163	9/28/2007
PSAM WorldArb Master Fund Ltd.	161,756	10/9/2007
PSAM WorldArb Master Fund Ltd.	44,054	10/12/2007
PSAM WorldArb Master Fund Ltd.	78,771	10/15/2007
PSAM WorldArb Master Fund Ltd.	(77,427)	10/16/2007
PSAM WorldArb Master Fund Ltd.	(23,071)	10/19/2007
PSAM WorldArb Master Fund Ltd.	232,270	10/22/2007
PSAM WorldArb Master Fund Ltd.	348,395	10/23/2007
PSAM WorldArb Master Fund Ltd.	270,974	10/24/2007
PSAM WorldArb Master Fund Ltd.	38,710	10/25/2007
PSAM WorldArb Master Fund Ltd.	170,249	10/31/2007
PSAM WorldArb Master Fund Ltd.	(348,400)	11/1/2007
PSAM WorldArb Master Fund Ltd.	801,292	11/6/2007
PSAM WorldArb Master Fund Ltd.	77,909	11/8/2007
PSAM WorldArb Master Fund Ltd.	77,910	11/9/2007
PSAM WorldArb Master Fund Ltd.	160	11/14/2007
PSAM WorldArb Master Fund Ltd.	1,949	11/15/2007
PSAM WorldArb Master Fund Ltd.	(84,929)	11/15/2007
PSAM WorldArb Master Fund Ltd.	390	11/19/2007
PSAM WorldArb Master Fund Ltd.	(194,774)	11/19/2007
PSAM WorldArb Master Fund Ltd.	1,209	11/20/2007
PSAM WorldArb Master Fund Ltd.	(155,819)	11/20/2007
PSAM WorldArb Master Fund Ltd.	(7,790)	11/21/2007
PSAM WorldArb Master Fund Ltd.	3,321	11/27/2007
PSAM WorldArb Master Fund Ltd.	(38,955)	11/27/2007
PSAM WorldArb Master Fund Ltd.	856	11/28/2007
PSAM WorldArb Master Fund Ltd.	3,969	11/30/2007
PSAM WorldArb Master Fund Ltd.	1,366	12/3/2007
PSAM WorldArb Master Fund Ltd.	4,802	12/4/2007
PSAM WorldArb Master Fund Ltd.	707	12/5/2007
PSAM WorldArb Master Fund Ltd.	(51,658)	12/27/2007
PSAM WorldArb Master Fund Ltd.	(81,136)	12/28/2007
PSAM WorldArb Master Fund Ltd.	(162,261)	1/3/2008
PSAM WorldArb Master Fund Ltd.	(57,230)	1/8/2008
PSAM WorldArb Master Fund Ltd.	72,704	1/9/2008
PSAM WorldArb Master Fund Ltd.	(41,007)	1/9/2008
PSAM WorldArb Master Fund Ltd.	393,768	1/15/2008
PSAM WorldArb Master Fund Ltd.	167,431	1/16/2008
PSAM WorldArb Master Fund Ltd.	163,392	1/17/2008

PSAM WorldArb Master Fund Ltd.	8,231	1/18/2008
PSAM WorldArb Master Fund Ltd.	(98,812)	1/18/2008
PSAM WorldArb Master Fund Ltd.	20,481	1/25/2008
PSAM WorldArb Master Fund Ltd	(42,583)	1/28/2008
PSAM WorldArb Master Fund Ltd.	109,089	2/6/2008
PSAM WorldArb Master Fund Ltd.	31,413	2/7/2008
PSAM WorldArb Master Fund Ltd.	(96,408)	2/7/2008
PSAM WorldArb Master Fund Ltd.	14,965	2/12/2008
PSAM WorldArb Master Fund Ltd.	4,277	2/13/2008
PSAM WorldArb Master Fund Ltd.	(3,118)	2/13/2008
PSAM WorldArb Master Fund Ltd.	8,533	2/14/2008
PSAM WorldArb Master Fund Ltd.	(8,656)	2/14/2008
PSAM WorldArb Master Fund Ltd.	11,561	2/15/2008
PSAM WorldArb Master Fund Ltd.	(11,095)	2/15/2008
PSAM WorldArb Master Fund Ltd.	(1,079)	3/10/2008
PSAM WorldArb Master Fund Ltd.	55,183	3/13/2008
PSAM WorldArb Master Fund Ltd.	85,286	3/14/2008
PSAM WorldArb Master Fund Ltd.	344,569	3/20/3008
PSAM WorldArb Master Fund Ltd.	(734,169)	3/20/3008
PSAM WorldArb Master Fund Ltd.	28,734	3/24/2008
PSAM WorldArb Master Fund Ltd.	187	3/26/2008
PSAM WorldArb Master Fund Ltd.	(1,767)	3/31/3008
PSAM WorldArb Master Fund Ltd.	(49,394)	4/4/2008
PSAM WorldArb Master Fund Ltd.	8,663	4/9/2008
PSAM WorldArb Master Fund Ltd.	(86,966)	4/28/2008
PSAM WorldArb Master Fund Ltd.	(86,961)	4/29/2008
PSAM WorldArb Master Fund Ltd.	42,566	5/6/2008
PSAM WorldArb Master Fund Ltd.	536,597	5/15/2008
PSAM WorldArb Master Fund Ltd.	(524,586)	5/15/2008
PSAM WorldArb Master Fund Ltd.	510,921	5/16/2008
PSAM WorldArb Master Fund Ltd.	(1,165,700)	5/16/2008
PSAM WorldArb Master Fund Ltd.	208,841	5/19/2008
PSAM WorldArb Master Fund Ltd.	9,511	5/27/2008
PSAM WorldArb Master Fund Ltd.	2,170	6/4/2008
PSAM WorldArb Master Fund Ltd.	48,278	6/5/2008
PSAM WorldArb Master Fund Ltd.	(50,490)	6/25/2008
PSAM WorldArb Master Fund Ltd.	200,855	6/30/2008
PSAM WorldArb Master Fund Ltd.	88,850	7/2/2008
PSAM WorldArb Master Fund Ltd.	264,782	7/10/2008
PSAM WorldArb Master Fund Ltd.	(3,473)	7/10/2008
PSAM WorldArb Master Fund Ltd.	(147,941)	7/28/2008
PSAM WorldArb Master Fund Ltd.	(129,785)	7/29/2008
PSAM WorldArb Master Fund Ltd.	12,282	8/7/2008
PSAM WorldArb Master Fund Ltd.	21,768	8/27/2008
PSAM WorldArb Master Fund Ltd.	(153,914)	9/11/2008
PSAM WorldArb Master Fund Ltd.	(131,834)	9/15/2008
PSAM WorldArb Master Fund Ltd.	(174,450)	9/16/2008
PSAM WorldArb Master Fund Ltd.	(174,450)	9/17/2008
PSAM WorldArb Master Fund Ltd.	(130,838)	9/18/2008
PSAM WorldArb Master Fund Ltd.	(436,123)	9/19/2008

PSAM WorldArb Master Fund Ltd.	(138,252)	9/22/2008
PSAM WorldArb Master Fund Ltd.	(86,727)	9/23/2008
PSAM WorldArb Master Fund Ltd.	(154,117)	9/24/2008
PSAM WorldArb Master Fund Ltd.	(174,600)	9/25/2008
PSAM WorldArb Master Fund Ltd.	(217911)	9/26/2008
PSAM WorldArb Master Fund Ltd.	(12,644)	10/13/2008
PSAM WorldArb Master Fund Ltd.	40,901	10/14/2008
PSAM WorldArb Master Fund Ltd.	21,861	10/15/2008
PSAM WorldArb Master Fund Ltd.	123,108	10/16/2008
PSAM WorldArb Master Fund Ltd.	104,502	10/17/2008
PSAM WorldArb Master Fund Ltd.	42,600	10/20/2008
PSAM WorldArb Master Fund Ltd.	21,301	10/21/2008
PSAM WorldArb Master Fund Ltd.	4,876	10/30/2008
PSAM WorldArb Master Fund Ltd.	361,188	11/11/2008
PSAM WorldArb Master Fund Ltd.	89,817	11/12/2008
PSAM WorldArb Master Fund Ltd.	(33,114)	11/10/2008
PSAM WorldArb Master Fund Ltd.	235,467	11/17/2008
PSAM WorldArb Master Fund Ltd.	175,762	11/24/2008
PSAM WorldArb Master Fund Ltd.	70,042	12/5/2008
PSAM WorldArb Master Fund Ltd.	(64,056)	1/8/2009
PSAM WorldArb Master Fund Ltd.	46,028	1/20/2009
PSAM WorldArb Master Fund Ltd.	165,637	1/21/2009
PSAM WorldArb Master Fund Ltd.	(164,272)	2/27/2009
PSAM WorldArb Master Fund Ltd.	(35,166)	4/7/2009

The following is a presentation of short sale transactions by the Participants involving the Shares.

	Number of Shares	Date of
Entity	Purchased/(Sold)	Purchase or Sale
Spartan Partners L.P.	(5)	10/4/2007
Spartan Partners L.P.	5	10/19/2007
Spartan Partners L.P.	(42)	10/22/2007
Spartan Partners L.P.	(53)	10/23/2007
Spartan Partners L.P.	(21)	10/30/2007
Spartan Partners L.P.	(31)	11/1/2007
Spartan Partners L.P.	(20)	11/5/2007
Spartan Partners L.P.	(209)	11/6/2007
Spartan Partners L.P.	(2)	11/13/2007
Spartan Partners L.P.	(5)	11/14/2007
Spartan Partners L.P.	(60)	11/15/2007
Spartan Partners L.P.	(10)	11/16/2007
Spartan Partners L.P.	10	11/16/2007
Spartan Partners L.P.	(20)	11/19/2007
Spartan Partners L.P.	(37)	11/20/2007
Spartan Partners L.P.	(89)	11/27/2007
Spartan Partners L.P.	(24)	11/28/2007
Spartan Partners L.P.	(108)	11/30/2007
Spartan Partners L.P.	(37)	12/3/2007
Spartan Partners L.P.	(116)	12/4/2007
Spartan Partners L.P.	(38)	12/18/2007
Spartan Partners L.P.	19	12/18/2007
Spartan Partners L.P.	(93)	12/19/2007
Spartan Partners L.P.	93	12/19/2007
Spartan Partners L.P.	83	12/21/2007
Spartan Partners L.P.	333	1/18/2008
Spartan Partners L.P.	(111)	1/23/2008
Spartan Partners L.P.	(114)	2/13/2008
Spartan Partners L.P.	79	2/13/2008
Spartan Partners L.P.	(229)	2/14/2008
Spartan Partners L.P.	229	2/14/2008
Spartan Partners L.P.	(90)	2/15/2008
Spartan Partners L.P.	169	2/15/2008
Spartan Partners L.P.	111	3/20/2008
Spartan Partners L.P.	34	3/31/2008
Spartan Partners L.P.	(26)	4/17/2008
Spartan Partners L.P.	(7)	4/18/2008
Spartan Partners L.P.	(42)	4/24/2008
Spartan Partners L.P.	75	5/16/2008
Spartan Partners L.P.	(36)	8/22/2008
Spartan Partners L.P.	(36)	9/4/2008
Spartan Partners L.P.	(36)	9/9/2008
PSAM WorldArb Master Fund Ltd.	(218)	10/4/2007
PSAM WorldArb Master Fund Ltd.	218	10/19/2007

PSAM WorldArb Master Fund Ltd.	(1551)	10/22/2007
PSAM WorldArb Master Fund Ltd.	(1935)	10/23/2007
PSAM WorldArb Master Fund Ltd.	(777)	10/30/2007
PSAM WorldArb Master Fund Ltd.	(1164)	11/1/2007
PSAM WorldArb Master Fund Ltd.	(789)	11/5/2007
PSAM WorldArb Master Fund Ltd.	(7793)	11/6/2007
PSAM WorldArb Master Fund Ltd.	(60)	11/13/2007
PSAM WorldArb Master Fund Ltd.	(197)	11/14/2007
PSAM WorldArb Master Fund Ltd.	(2235)	11/15/2007
PSAM WorldArb Master Fund Ltd.	(378)	11/16/2007
PSAM WorldArb Master Fund Ltd.	390	11/16/2007
PSAM WorldArb Master Fund Ltd.	(781)	11/19/2007
PSAM WorldArb Master Fund Ltd.	(1362)	11/20/2007
PSAM WorldArb Master Fund Ltd.	(3318)	11/27/2007
PSAM WorldArb Master Fund Ltd.	(876)	11/28/2007
PSAM WorldArb Master Fund Ltd.	(4021)	11/30/2007
PSAM WorldArb Master Fund Ltd.	(1365)	12/3/2007
PSAM WorldArb Master Fund Ltd.	(4327)	12/4/2007
PSAM WorldArb Master Fund Ltd.	(1536)	12/18/2007
PSAM WorldArb Master Fund Ltd.	734	12/18/2007
PSAM WorldArb Master Fund Ltd.	(3481)	12/19/2007
PSAM WorldArb Master Fund Ltd.	3479	12/19/2007
PSAM WorldArb Master Fund Ltd.	3101	12/21/2007
PSAM WorldArb Master Fund Ltd.	12,475	1/18/2008
PSAM WorldArb Master Fund Ltd.	(4168)	1/23/2008
PSAM WorldArb Master Fund Ltd.	(4277)	2/13/2008
PSAM WorldArb Master Fund Ltd.	2903	2/13/2008
PSAM WorldArb Master Fund Ltd.	(8533)	2/14/2008
PSAM WorldArb Master Fund Ltd.	8,551	2/14/2008
PSAM WorldArb Master Fund Ltd.	(3355)	2/15/2008
PSAM WorldArb Master Fund Ltd.	6,301	2/15/2008
PSAM WorldArb Master Fund Ltd.	4168	3/20/2008
PSAM WorldArb Master Fund Ltd.	(183)	3/26/2008
PSAM WorldArb Master Fund Ltd.	1774	3/31/2008
PSAM WorldArb Master Fund Ltd.	(787)	4/17/2008
PSAM WorldArb Master Fund Ltd.	(212)	4/18/2008
PSAM WorldArb Master Fund Ltd.	(1265)	4/24/2008
PSAM WorldArb Master Fund Ltd.	16,838	5/16/2008
PSAM WorldArb Master Fund Ltd.	(865)	8/22/2008
PSAM WorldArb Master Fund Ltd.	(868)	9/4/2008
PSAM WorldArb Master Fund Ltd.	(12)	9/8/2008
PSAM WorldArb Master Fund Ltd.	(853)	9/9/2008
PSAM WorldArb Master Fund Ltd.	2598	10/13/2008

SCHEDULE II

The following table is reprinted from Saks’ proxy statement filed with the
Securities and Exchange Commission on April 24, 2009

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Only shareholders of record at the close of business on April 6, 2009 are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 144,389,299 shares of Common Stock. Each share has one vote.

          Listed in the following table are the number of shares owned by each director, the executive officers named in the Summary Compensation Table (the “Named Executive Officers”), and all directors and executive officers of the Company as a group as of April 6, 2009. Except as otherwise noted, each of the persons named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned by him or her. The table also includes the beneficial owners, as of April 6, 2009 (unless otherwise noted), of more than 5% of the outstanding Common Stock who are known to the Company.

Name of Beneficial Owner	Total Shares		Percentage of
(and Address if “Beneficial	Beneficially		Common Stock
Ownership” Exceeds 5%)	Owned (1)		Ownership
Carolyn R. Biggs	130,805		*
Robert B. Carter	19,000		*
Ronald de Waal	109,187		*
Ronald Frasch	733,123		*
Michael S. Gross	42,875		*
Donald E. Hess	278,878		*
Marguerite W. Kondracke	37,975		*
Jerry W. Levin	9,000		*
Nora P. McAniff	32,743		*
Christine Morena	224,331		*
C. Warren Neel	62,416		*
Stephen I. Sadove	1,502,416	(2)	*
Christopher J. Stadler	53,725		*
Robert T. Wallstrom	220,707		*
Kevin G. Wills	330,430		*
All Directors and Executive Officers as a group (19
persons)	4,600,257		3.2%
5% Owners:
Baugur Group hf	12,210,000	(3)(4)	8.5%
Capital World Investors	8,267,500	(3)(5)	5.7%
Inmobiliaria Carso, S.A. de C.V.	25,620,000	(3)(6)	17.7%
Morgan Stanley	7,165,963	(3)(7)	5.0%

*	Owns less than 1% of the total outstanding shares of Common Stock.

(1)

Includes (a) shares that the following persons have a right to acquire within sixty days after April 6, 2009 through the exercise of stock options and (b) shares of restricted stock (including performance shares) for which the restrictions have not lapsed: Mr. Carter (0; 19,000), Mr. de Waal (37,187; 22,000), Mr. Frasch (78,758; 616,479), Mr. Gross (24,101; 16,000), Mr. Hess (49,924; 12,000), Ms. Kondracke (9,639; 16,000), Mr. Levin (0; 9,000), Ms. McAniff (13,773; 13,600), Ms. Morena (12,533; 211,798), Dr. Neel (0; 16,000), Mr. Sadove (200,081; 653,675), Mr. Stadler (24,101; 16,000), Mr. Wallstrom (42,314; 173, 312), and Mr. Wills (13,753; 276,566); all Directors and executive officers as a group (590,815; 2,785,807).

(2)	Does not include an amount equal to 132,816 shares of Common Stock held in Mr. Sadove’s stock grant account under the Saks Incorporated Deferred Compensation Plan.

(3)

Information in the table and in notes 4 through 8 below relating to the beneficial owners of Common Stock (and any related entities or persons) is as of the dates indicated and was obtained from the schedules indicated as filed with the SEC as follows: (a) as of June 5, 2008 from the Form 13D/A filed on June 11, 2008 for Baugur Group hf (“Baugur”) and Jon Asgeir Johannesson (“Johannesson”); (b) as of December 31, 2008 from the Form 13G/A filed on February 12, 2009 for Capital World Investors (“Capital World”); (c) as of February 20, 2009 from the Form 4 filed on February 24, 2009 for Inmobiliaria Carso, S.A. de C.V. (“Inmobiliaria”) by Carlos Slim Helu (which includes beneficial ownership of Carlos Slim Helu, Carlos Slim Domit, Marco Antonio Slim Domit, Patrick Slim Domit, Maria Soumaya Slim Domit, Vanessa Paola Slim Domit, and Johanna Monique Slim Domit (collectively “the Slim family”) (see Note 6)); and (d) as of December 31, 2008 from the Form 13G filed on February 23, 2009 for Morgan Stanley.

(4)

Baugur and Johannesson reported shared voting and shared dispositive power over 12,210,000 shares of Common Stock as of June 5, 2008. Baugur’s reported beneficial ownership arose through a series of forward contracts entered into with Landsbanki Islands hf (“Landsbanki”). Pursuant to each forward contract, Baugur had, on the contract maturity date, the right to require Landsbanki to sell to it the number of shares of Common Stock to which the forward contract related for a price specified in each forward contract. The forward contracts were set to expire on July 30, 2008, and no additional filings with the SEC have been made by the aforementioned parties. Due to well publicized events regarding the financial situation of Baugur, Johannesson, Landsbanki, and the economy of Iceland, the current status of the shares is unknown. The principal address of Baugur and Johannesson is Tungotu 6, 101 Reykjavik, Iceland.

(5)

Capital World reported sole voting and sole dispositive power over 8,267,500 shares of Common Stock as a result of Capital World acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. The principal business address of Capital World is 333 South Hope Street, Los Angeles, California 90071.

(6)

Inmobiliaria beneficially owns directly 25,620,000 shares of Common Stock. The Slim family beneficially owns all of the outstanding voting equity securities of Inmobiliaria. As a result, each member of the Slim family may be deemed to have indirect beneficial ownership of the 25,620,000 shares of Common Stock beneficially owned directly by Inmobiliaria. The principal business address of each member of the Slim family is Paseo de las Palmas 736, Colonia Lomas de Chapultepec, 11000 Mexico D.F., Mexico.

(7)

Morgan Stanley reported sole voting power over 7,159,908 shares of Common Stock, shared voting power over 6,055 shares of Common Stock, and sole dispositive power over 7,165,963 shares of Common Stock. The principal business address of Morgan Stanley is 1585 Broadway, New York, New York 10036.

IMPORTANT

          Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give PSAM your proxy to vote FOR all the Management Nominees except Mr. Neel, FOR the Declassification Proposal and FOR the Majority Voting Proposal by following one of the following three voting methods:

VOTE BY INTERNET

https://www.proxyvote.com/

Have this form available when you
visit the secure voting site and
follow the simple instructions.

You may elect to receive an e-mail
confirmation of your vote.	VOTE BY TELEPHONE 1-866-XXX-XXXX Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.	VOTE BY MAIL Mark, date and sign this voting direction form and mail promptly in the postage-paid envelope. Do not return the card if you vote by telephone or by Internet.

          If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. PSAM urges you to confirm in writing your instructions to PSAM in care of Mackenzie Partners at the address provided below so that PSAM will be aware of all instructions given and can attempt to ensure that such instructions are followed.

          If you have any questions or require any additional information concerning this Proxy Statement, please contact MacKenzie Partners at the address set forth below.

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

GOLD PROXY CARD

SAKS INCORPORATED 2009 ANNUAL MEETING OF THE SHAREHOLDERS

THIS PROXY IS SOLICITED BY:
P. Schoenfeld Asset Management LP
P. Schoenfeld Asset Management GP LLC
Peter Schoenfeld
PSAM Texas Master Fund Ltd.
PSAM Texas Fund Limited
PSAM Texas Fund L.P.
Synapse IV LLC
PSAM WorldArb Master Fund Ltd.
PSAM WorldArb Fund Limited
PSAM WorldArb Partners L.P.
WSCI Limited Partnership
Synapse I LLC
Spartan Partners L.P.

VOTE BY INTERNET

https://www.proxyvote.com/

Have this form available when you
visit the secure voting site and
follow the simple instructions.

You may elect to receive an e-mail
confirmation of your vote.

VOTE BY TELEPHONE 1-866-XXX-XXXX Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.	VOTE BY MAIL Mark, date and sign this voting direction form and mail promptly in the postage-paid envelope. Do not return the card if you vote by telephone or by Internet.

YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED NO LATER
THAN 11:00 PM, EASTERN
TIME, ON JUNE  , 2009, TO BE INCLUDED IN THE VOTING RESULTS

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS,
ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH
SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

The undersigned hereby appoints Dhananjay M. Pai with full power of substitution as attorney and proxy for the undersigned and authorizes him to represent and vote, as designated, all of the shares of common stock of Saks Inc. (the “Company” that the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of the shareholders of Saks, including any adjournments or postponements of such meeting or any meeting held in lieu thereof (the “2009 Annual Meeting”) and with discretionary authority as to any other matters that may properly come before the 2009 Annual Meeting. If you validly execute and return this proxy card without indicating your vote on Proposals 1, 2, 3, 4, 5 and 6, you will be deemed to have voted FOR all the Management nominees except C. Warren Neel, FOR the Declassification Proposal, FOR the Majority Voting Proposal, AGAINST the Cumulative Voting Proposal, FOR adoption of the Incentive Plan and. FOR ratification of the appointment of PricewaterhouseCoopers LLP This proxy will revoke any previously executed proxy with respect to all proposals.

Your vote is very important - Please vote today.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SAKS INCORPORATED

PSAM strongly recommends that shareholders withhold votes from C. Warren Neel.

PROPOSAL 1 - To elect all the nominees for election to the Board of Directors except C. Warren Neel

FOR ALL	WITHHOLD FROM	FOR ALL EXCEPT
NOMINEES	ALL NOMINEES	NEEL and
EXCEPT NEEL
[ ]	[ ]	[ ]

Note: If you with to withhold authority to vote for one or more Saks nominees besides Neel, mark the “FOR ALL EXCEPT” box and write the names of ALL the nominees you do not support on the line below:

PSAM strongly recommends that shareholders vote FOR Proposal 2.

PROPOSAL 2: To approve the PSAM resolution to request that the Board take the steps necessary to declassify the board of directors and establish the annual election of all directors.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PSAM strongly recommends that shareholders vote FOR Proposal 3.

PROPOSAL 3: To approve the resolution to request that the Board initiate the process to amend the certificate of incorporation to provide that director nominees shall be elected by a majority of the votes cast at the annual meeting.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PSAM recommends that shareholders vote AGAINST Proposal 4.

Proposal 4: To approve the resolution to request that the Board initiate the necessary steps to provide for cumulative voting in the election of directors.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PSAM does not object to shareholders voting FOR Proposal 5.

Proposal 5: To adopt the Saks Incorporated Long-Term Incentive Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PSAM does not object to shareholders voting FOR Proposal 6.

PROPOSAL 6: To ratify the selection of PricewaterhouseCoopers LLP as Saks’ independent registered public accounting firm for the fiscal year ending January 30, 2010.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Dated: _______________________ , 2009

Signature

Signature (if held jointly)

Title or Authority

Please sign exactly as name appears hereon. If shares are registered in joint name, all joint owners should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

Please sign, date and return this proxy in the postage-paid envelope provided today.